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                                                                    Exhibit 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use of our report on the financial statements of CR Technology, Inc. included in this Registration Statement on Form S-4 and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                       /s/ Cacciamatta Accountancy Corporation

                                           Cacciamatta Accountancy Corporation

Irvine, CA
October 1, 1999